THIS PURCHASE OPTION HAS BEEN ACQUIRED FOR INVESTMENT. THIS PURCHASE OPTION AND THE SHARES ISSUABLE UPON EXERCISE OF THIS PURCHASE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
APPLICABLE STATE SECURITIES LAWS. THIS PURCHASE OPTION AND THE SHARES ISSUABLE UPON EXERCISE OF THIS PURCHASE OPTION MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM UNDER THE ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS PURCHASE OPTION MAY NOT, IN ANY EVENT, BE TRANSFERRED TO ANY PERSON OR ENTITY THAT IS NOT AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501, PROMULGATED UNDER THE ACT.

                                 PURCHASE OPTION

                               For the Purchase of

             100 shares of 10% Series A Convertible Preferred Stock

                                       and

                                200,000 Warrants

                                       of

                             Giant Motorsports, Inc.

                             (A Nevada Corporation)

1. Purchase Option.

      THIS CERTIFIES THAT, in consideration of $10.00 and other good and valuable consideration duly paid by or on behalf of HCFP/Brenner Securities, LLC ("Holder"), as registered owner of this Purchase Option, to Giant Motorsports, Inc. ("Company"), Holder is entitled, at any time or from time to time commencing on the date hereof ("Commencement Date") and at or before 5:00 p.m., Eastern Time, September 16, 2010 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to (i) 100 shares of the 10% Series A Convertible Preferred Stock of the Company ("Preferred Stock"), which is convertible into shares of the common stock ("Common Stock") of the Company, and/or (ii) 200,000 Warrants to purchase shares of Common Stock of the Company at an exercise price of $0.50 per share ("Warrants," together with the Preferred Stock, the "Securities"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day that is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Purchase Option.

      This Purchase Option is being issued in connection with the issuance and sale by the Company of its Preferred Stock and common stock purchase warrants ("Warrants") to investors in a private placement under the terms of a subscription/registration rights agreement of even date herewith ("Securities Purchase Agreement") and the offering contemplated thereby for which HCFP/Brenner Securities, LLC ("HCFP") has acted as placement agent ("Private Placement").

      This Purchase Option is initially exercisable at a price per share of Preferred Stock equal to $1,000 ("Preferred Stock Exercise Price") and a price per Warrant equal to $0.00 ("Warrant Exercise Price," the Preferred Stock Exercise Price and Warrant Exercise Price, as the case may be, the "Exercise
Price"); provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price and the number of Securities to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or, if adjustments thereto have been made, the adjusted exercise price to purchase one share of Preferred Stock or one Warrant, as applicable.

2. Exercise.

      2.1 Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of (i) the Preferred Stock Exercise Price multiplied by the number of shares of Preferred Stock, and/or (ii) the Warrant Exercise price multiplied by the number of Warrants, for which this Purchase Option is then being exercised (except as provided in Section 2.3 hereof) in cash or by certified check or official bank check for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, except as otherwise provided in Section 1 hereof, this Purchase Option shall become null and be void without further force or effect, and all rights represented hereby shall cease and expire.

      2.2 Legend. The Securities purchased under this Purchase Option shall bear the legends contained on the Securities issued to investors in the Private Placement. Each certificate for Securities purchased under this Purchase Option shall bear a legend substantially as follows unless the issuance of such Securities by the Company have been registered under the Securities Act of 1933, as amended ("Securities Act"):

            These Securities have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, (the "Act") or applicable state securities laws. The securities may not be sold, pledged or transferred in the absence of such registration or an exemption therefrom under said Act and such laws, supported by an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such registration is not required.

      2.3 Conversion Right.

            2.3.1 Determination of Amount. In lieu of the payment of the Preferred Stock Exercise Price multiplied by the number of shares of Preferred Stock for which this Purchase Option is exercisable in the manner required by
Section 2.1, the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this Purchase Option into shares of Preferred Stock ("Conversion Right") as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Preferred Stock Exercise Price in cash) that number of shares of Preferred Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Purchase Option being converted by (y) the Current Market Value (as defined below). The "Value" of the portion of the Purchase Option being converted shall equal the remainder derived from subtracting (a) (i) the Preferred Stock Exercise Price, multiplied by (ii) the number of shares of Preferred Stock, underlying the portion of this Purchase Option being converted from (b) the Current Market Value of a share of Preferred Stock multiplied by the number of shares of Preferred Stock, underlying the portion of the Purchase Option being converted. As used herein, the term "Current Market Value" of a share of Preferred Stock at any date means (i) if the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security is not registered under the Securities Exchange Act of 1934, as amended ("Exchange Act"), (A) the value of the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security as determined in good faith by the Board of Directors and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company or between any two such persons and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred on such date or within such six-month period, the value of the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security as determined in good faith by resolution of the Board of Directors, based on the best information available, or (ii) if the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security is registered under the Exchange Act, the average of the daily closing sale prices of the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security for each trading day during the period commencing 10 trading days before such date and ending on the date one day prior to such date; provided, however, that if the closing bid price is not determinable for at least three trading days in such period, the "Current Market Price" of the Preferred Stock, any security into which the Preferred Stock is convertible, or such other security shall be determined as if the Common Stock or such other security was not registered under the Exchange Act.

            2.3.2 Mechanics of Conversion Right. The Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date, except as otherwise provided in Section 1 hereof, by delivering to the Company this Purchase Option with a duly executed exercise form attached hereto with the conversion section completed exercising the Conversion Right.

3. Transfer.

      3.1 General Restrictions. On and after the Commencement Date, the Holder of this Purchase Option may sell, transfer or assign or hypothecate this Purchase Option or the Securities only upon compliance with, or pursuant to exemptions from, applicable securities laws and in accordance with Section 3.2 below. In order to make any permitted assignment of this Purchase Option, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed both by the Holder and the transferee as applicable, together with this Purchase Option. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Securities purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

      3.2 Restrictions Imposed by the Securities Act. This Purchase Option and the Securities underlying this Purchase Option shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Purchase Option or the Securities, as the case may be, may be transferred pursuant to an exemption from registration under the Securities Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Purchase Option or Securities, as the case may be, has been filed by the Company and declared effective by the Securities and Exchange Commission (the "SEC") and remains effective and current and is in compliance with applicable state law.

4. New Purchase Options to be Issued.

      4.1 Partial Exercise or Transfer. This Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Option for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor to this Purchase Option in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of Securities purchasable hereunder as to which this Purchase Option has not been exercised or assigned.

      4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Registration Obligation.

      5.1 The Holder of this Purchase Option shall be entitled to the same registration rights with respect to the resale of the Securities underlying this Purchase Option (the "Registrable Shares") as the Company has granted to investors in the Private Placement with respect to the Securities underlying the Preferred Stock and Warrants, as provided in the Securities Purchase Agreement including, without limitation and subject to the limitations and obligations set forth therein, the mandatory and piggyback registration obligations set forth therein; provided, however, that the Holder shall not be entitled to any of the delinquent filing and effectiveness cash penalties afforded such investors thereunder.

      5.2 Successors and Assigns. The registration rights granted to the Holders inure to the benefit of all the Holders' successors, heirs, pledges and permitted assignees.

6. Adjustments.

      6.1 Adjustment of Preferred Stock.

            6.1.1 Stock Dividends - Recapitalization, Reclassification, Split-Ups. If after the date hereof, and subject to the provisions of Section
6.2 below, the number of outstanding shares of Preferred Stock is increased by a split-up, recapitalization or reclassification of shares of Preferred Stock or other similar event, then, on the effective date thereof, the number of shares of Preferred Stock issuable upon exercise of the Purchase Option shall be increased in proportion to such increase in outstanding shares of Preferred Stock. 6.1.2 Aggregation of Securities. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Preferred Stock is decreased by a consolidation, combination or reclassification of shares of Preferred Stock or other similar event, then, upon the effective date thereof, the number of shares of Preferred Stock issuable upon exercise of the Purchase Option shall be decreased in proportion to such decrease in outstanding shares of Preferred Stock.

            6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Preferred Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 6.1, the Preferred Stock Exercise Price shall be adjusted (to the nearest cent) by multiplying such Preferred Stock Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Preferred Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Preferred Stock so purchasable immediately thereafter.

            6.1.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Preferred Stock other than a change covered by Section 6.1.1 hereof or which solely affects the par value of such shares of Preferred Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Preferred Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Option shall have the right thereafter
(until the expiration of the right of exercise of this Purchase Option) to receive upon the exercise hereof, for the same aggregate Preferred Stock Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Preferred Stock issuable upon exercise of this Purchase Option immediately prior to such event; and if any reclassification also results in a change in shares of Preferred Stock covered by Section 6.1.1, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.3 and this Section
6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

            6.1.5 Changes in Form of Purchase Option. This form of Purchase Option need not be changed because of any change pursuant to this Section, and Purchase Options issued after such change may state the same Exercise Price and the same number of Securities as are stated in the Purchase Options initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Options reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

      6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Preferred Stock upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Preferred Stock.

7. Notices of Record Date. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent as a stockholder for the election of directors or any other matter, or as having any right whatsoever as a stockholder of the Company. In case:

      (a) the Company shall take a record of the holders of its Preferred Stock (and/or other stock or securities at the time deliverable upon the exercise of this Purchase Option) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

      (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

      (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will deliver or cause to be delivered to the Holder of Preferred Stock a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Preferred Stock (or such other stock or securities at the time deliverable upon the exercise of this Purchase Option) shall be entitled to exchange their shares of Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days (or such lesser number of days as may be practicable (but in no event less than five (5) business days) based on the date on which the Board of Directors acts to set such record date or transfer book closing) prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

      8.1 Transmittal of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally, by courier, by facsimile or sent by overnight courier service (such as federal express), with acknowledgment of receipt to the party to whom notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office, attention: Chief Financial Officer.

8. Miscellaneous.

      8.1 Amendments. The Company and HCFP may from time to time supplement or amend this Purchase Option without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and HCFP may deem necessary or desirable and that the Company and HCFP deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

      8.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

      8.3 Entire Agreement. This Purchase Option (together with the registration rights provisions in the Securities Purchase Agreement referred to in this Purchase Option) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      8.4 Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

      8.5 Governing Law; Submission to Jurisdiction. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. Each of the Company and the Holder hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the Company and the Holder hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at its principal business offices. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

      8.6 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

      8.7 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Purchase Option, Holder agrees that, at any time prior to the complete exercise of this Purchase Option by Holder, if the Company and HCFP enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Purchase Options will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

      IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the 16th day of September, 2005.

                                 GIANT MOTORSPORTS, INC.


                                 By:
                                    --------------------------------------------
                                 Name:  Gregory A. Haehn
                                 Title: President and Chief Operating Officer

                               Notice of Exercise

                     To Be Executed by the Registered Holder

                    In Order to Exercise this Purchase Option

      The undersigned registered Holder hereby irrevocably elects to exercise the attached Purchase Option and to purchase ___ shares of Preferred Stock and/or ______ Warrants of Giant Motorsports, Inc. and hereby makes payment of $________ (at the rate of $1,000 per share of Preferred Stock and $0.00 per Warrant) in payment of the Exercise Price pursuant thereto. Please issue the securities comprising the shares as to which this Purchase Option is exercised in accordance with the instructions given below. The undersigned acknowledges that upon exercise of this Purchase Option, the Company will issue certificates evidencing the shares.

                                       or
                                       --

      The undersigned Registered Holder hereby irrevocably elects to exercise the attached Purchase Option and to purchase ___ shares of Preferred Stock of Giant Motorsports, Inc. by surrender of the unexercised portion of the attached Purchase Option. Please issue the securities to which this Purchase Option is exercised in accordance with the instructions given below.

PLEASE ISSUE CERTIFICATES AS FOLLOWS:



_____________________   PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER  IDENTIFYING
                        NUMBER

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                     (please print or type name and address)

and be delivered to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                     (please print or type name and address)

and if such number of Securities exercised shall not be all the Securities evidenced by the attached Purchase Option, that a new Purchase Option for the balance of such Purchase Option be registered in the name of, and delivered to, the registered Holder at the address stated below.

Dated:______________________              ______________________________________

                                          (Signature of Registered Holder)

                                          ______________________________________

                                          ______________________________________
                                          (Address)

                                          ______________________________________
                                          (Taxpayer Identification Number)

                                          ______________________________________
                                          Signature Guaranteed

                                 ASSIGNMENT FORM

To be executed by the Registered Holder
In order to Assign Purchase Option

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

_____________________   PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER  IDENTIFYING
                        NUMBER


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                     (please print or type name and address)



______________________ of the Purchase Options represented by the attached instrument, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer these Purchase Options on the books of Giant Motorsports, Inc., with full power of substitution in the premises.

Dated:________________                       X__________________________________
                                                (Signature of Registered Holder)

                                             ___________________________________
                                                   (Signature Guaranteed)

THE SIGNATURE ON THE ASSIGNMENT OR THE PURCHASE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS PURCHASE OPTION CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                      CERTIFICATION OF STATUS OF TRANSFEREE
            TO BE EXECUTED BY THE TRANSFEREE OF THIS PURCHASE OPTION

      The undersigned transferee hereby certifies to the registered Holder and to Giant Motorsports, Inc that the transferee is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.


Dated:________________                       X__________________________________
                                                 (Signature of Transferee)

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